Noncontrolling Interests	12 Months Ended
Sep. 30, 2016
Stockholders' Equity Attributable to Noncontrolling Interest [Abstract]
Noncontrolling Interests
21. NONCONTROLLING INTERESTS
INDURA S.A.
Redeemable Noncontrolling Interest
In 2012, we purchased a controlling equity interest in the outstanding shares of Indura S.A. As part of the purchase agreement, the largest minority shareholder in Indura S.A. had the right to exercise a put option to require us to purchase up to a 30.5% equity interest during the two-year period beginning on 1 July 2015, at a redemption value equal to the greater of fair market value or the acquisition date value escalated by an inflation factor (the “floor value”). The put option was not accounted for separate from the minority interest shares that were subject to the put option. The redemption feature of the put option required classification of the minority shareholder’s interest in the consolidated balance sheet outside of equity under the caption “Redeemable Noncontrolling Interest.”
In July 2015, we completed the purchase of the 30.5% equity interest in our Indura S.A. subsidiary from the largest minority shareholder for $277.9 based on terms substantially consistent with the original purchase agreement. The purchase was funded by the issuance of commercial paper. We currently have a 97.8% controlling equity interest in Indura S.A.
The following is a summary of the changes in redeemable noncontrolling interest for the year ended 30 September 2015:

Balance at 30 September 2014	$287.2
Net income	11.5
Dividends	(2.0)
Purchase of noncontrolling interest	(277.9)
Currency translation adjustment	(18.8)
Balance at 30 September 2015	$—

As redeemable noncontrolling interest is not part of total equity, the impacts above are excluded from our consolidated statements of equity.